Exhibit 32


                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by Aries Ventures Inc. (the "Company") with the Securities and Exchange Commission of its Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2005 (the "Report"), the undersigned does hereby certify that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                          /s/ ROBERT N. WEINGARTEN
Date:  May 9, 2005                   By:  ________________________
                                          Robert N. Weingarten
                                          President and Chief
                                          Financial Officer